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                                                                  EXHIBIT 10.1.4

                              FRENCH EMPLOYEES ONLY

                            CRYSTAL DECISIONS, INC.

                             1999 STOCK OPTION PLAN

                           AS AMENDED AUGUST 13, 2001

      1. Purposes of the Plan. The purposes of this Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants of the Company and its Subsidiaries to perform future services and to promote the success of the Company's business. Options granted under the Plan may be incentive stock options (as defined under Section 422 of the Code) or nonstatutory stock options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code, as amended, and the regulations promulgated thereunder.

      2. Definitions. As used herein, the following definitions shall apply:

        (a) "Administrator" means the Board or any of its Committees appointed pursuant to Section 4 of the Plan.

        (b) "Affiliate" means (i) any corporation in which the Company owns, directly or indirectly, ten percent or more of the voting stock, or any partnership, limited liability company or other entity in which the Company ownership interest represents, directly or indirectly, ten percent or more of the total ownership interests in such partnership, limited liability company, or entity; (ii) any corporation which owns, directly or indirectly, ten percent or more of the voting stock of the Company, or any partnership, limited liability company or other entity which owns, directly or indirectly, ten percent or more of the voting stock of the Company; or (iii) any corporation or any other entity (including, but not limited to, partnerships, joint ventures and limited liability companies) that the Administrator, in its sole discretion, determines to be controlling, controlled by, or under common control with the Corporation.

        (c)    "Board" means the Board of Directors of the Company.

        (d) "California Optionee" means an Optionee residing in California or working primarily in the Company's California offices.

        (e) "Code" means the Internal Revenue Code of 1986, as amended.

        (f) "Committee" means a Committee appointed by the Board of Directors in accordance with Section 4 of the Plan.

        (g) "Common Stock" means the Common Stock of the Company.

        (h) "Company" means Crystal Decisions, Inc., a Delaware corporation.

        (i) "Consultant" means (i) any person who is engaged by the Company or any Parent, Subsidiary or Affiliate to render consulting or advisory services to such entity and is compensated for such services, (ii) any director of the Company whether compensated for such services or not, or (iii) any employee or director of an Affiliate.



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        (j) "Continuous Status as an Employee or Consultant" means that the employment or consulting relationship with the Company, any Parent, Subsidiary, or Affiliate is not interrupted or terminated. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, Affiliate or any successor. A leave of absence approved by the Company shall include sick leave, military leave, or any other personal leave approved by an authorized representative of the Company. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract, including Company policies. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option.

        (k) "Employee" means any person, including Officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

        (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        (m) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

            (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

            (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, or;

            (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

        (n) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

        (o) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

        (p) "Non-California Optionee" means an Optionee who is not a California resident and who works primarily outside of the Company's California offices.

        (q) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

        (r) "Option" means a stock option granted pursuant to the Plan.

        (s) "Optioned Stock" means the Common Stock subject to an Option.




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        (t) "Optionee" means an Employee or Consultant who receives an Option.

        (u) "Parent" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

        (v) "Plan" means this 1999 Stock Option Plan.

        (w) "Section 16(b)" means Section 16(b) of the Exchange Act.

        (x) "Share" means a share of the Common Stock, as adjusted in accordance with Section 11 below.

        (y) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

        3. Stock Subject to the Plan. Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 22,500,000 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

        If an Option expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an option exchange program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if unvested Shares are repurchased by the Company at their original purchase price, and the original purchaser of such Shares did not receive any benefits of ownership of such Shares, such Shares shall become available for future grant under the Plan. For purposes of the preceding sentence, voting rights shall not be considered a benefit of Share ownership.

      4. Administration of the Plan.

        (a) Initial Plan Procedure. Prior to the date, if any, upon which the Company becomes subject to the Exchange Act, the Plan shall be administered by the Board or a Committee appointed by the Board.

        (b) Plan Procedure after the Date, if any, upon which the Company becomes Subject to the Exchange Act.

            (i) Administration with Respect to Directors and Officers. With respect to grants of Options to Employees who are also Officers or Directors of the Company, the Plan shall be administered by (A) the Board if the Board may administer the Plan in compliance with the rules under Rule 16b-3 promulgated under the Exchange Act or any successor thereto ("Rule 16b-3") under which
Section 16(b) exempt discretionary grants and awards of equity securities are to be made, or (B) a Committee designated by the Board to administer the Plan, which Committee shall be constituted to comply with the rules under Rule 16b-3 under which Section 16(b) exempt discretionary grants and awards of equity securities are to be made. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the rules under Rule 16b-3 under which Section 16(b) exempt discretionary grants and awards of equity securities are to be made.




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            (ii) Multiple Administrative Bodies. If permitted by Rule 16b-3, the
Plan may be administered by different bodies with respect to directors, non-director Officers and Employees who are neither directors nor Officers.

            (iii) Administration With Respect to Consultants and Other Employees. With respect to grants of Options to Employees or Consultants who are neither directors nor Officers of the Company, the Plan shall be administered by
(A) the Board or (B) a committee designated by the Board, which committee shall be constituted in such a manner as to satisfy the legal requirements relating to the administration of incentive stock option plans, if any, of state corporate and securities laws, of the Code, and of any applicable stock exchange (the "Applicable Laws"). Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws.

        (c) Powers of the Administrator. Subject to the provisions of the Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, including the approval, if required, of any stock exchange upon which the Common Stock is listed, the Administrator shall have the authority, in its discretion:

            (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(m) of the Plan;

            (ii) to select the Consultants and Employees to whom Options may from time to time be granted hereunder;

            (iii) to determine whether and to what extent Options are granted hereunder;

            (iv) to determine the number of shares of Common Stock to be covered by each such award granted hereunder;

            (v) to approve forms of agreement for use under the Plan;

            (vi) to determine the terms and conditions of any award granted hereunder;

            (vii) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by Optionees to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

            (viii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option has declined since the date the Option was granted; and

            (ix) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan.




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        (d) Effect of Administrator's Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options.

      5. Eligibility.

        (a) Nonstatutory Stock Options may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option may, if otherwise eligible, be granted additional Options.

        (b) Each Option shall be designated in the written NOTICE OF STOCK OPTION GRANT as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this
Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

        (c) The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

        (d) Upon the Company or a successor corporation issuing any class of common equity securities required to be registered under Section 12 of the Exchange Act or upon the Plan being assumed by a corporation having a class of common equity securities required to be registered under Section 12 of the Exchange Act, the following limitations shall apply to grants of Options to
Employees:

            (i) No Employee shall be granted, in any fiscal year of the Company, Options to purchase more than 5,000,000 Shares.

            (ii) In connection with his or her initial employment, an Employee may be granted Options to purchase up to an additional 3,000,000 Shares which shall not count against the limit set forth in subsection (i) above.

            (iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in
Section 11.

            (iv) If an Option is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 11), the cancelled Option will be counted against the limit set forth in subsection (i) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

      6. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the stockholders of the Company, as described in Section 17 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 13 of the Plan.




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      7. Term of Option. The term of each Option shall be the term stated in the
NOTICE OF STOCK OPTION GRANT; provided, however, that the term shall be no more than ten (10) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the NOTICE OF STOCK OPTION GRANT.

      8. Option Exercise Price and Consideration.

        (a) The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:

            (i) In the case of an Incentive Stock Option

                 (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant.

                 (B) granted to any Employee other than an Employee described in the preceding paragraph, the per Share exercise price shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

            (ii) In the case of a Nonstatutory Stock Option

                 (A) granted to a person who, at the time of the grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of the grant.

                 (B) granted to any person, the per Share exercise price shall be no less than eighty-five (85%) of the Fair Market Value per Share on the date of grant.

        (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash, (2) check, (3) promissory note, (4) other Shares which (x) in the case of Shares acquired upon exercise of an Option have been owned by the Optionee for more than six months on the date of surrender and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (5) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price, (6) the cancellation of a portion of the Shares subject to the Option with a Fair Market Value equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, or (7) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.




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      9. Exercise of Option.

        (a) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan. Except in the case of Options granted to Officers, Directors, Consultants and Non-California Optionees, Options shall become exercisable at a rate of no less than 20% per year over five (5) years from the date the Options are granted. With respect to Officers, Directors, Consultants and Non-California Optionees, vesting shall cease on the 31st day of any leave of absence, unless required otherwise by law or unless the Administrator provides otherwise in writing to the Optionee, and shall recommence upon returning from the leave of absence.

        An Option may not be exercised for a fraction of a Share.

        An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 8(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 11 of the Plan.

        Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

        (b) Termination of Employment or Consulting Relationship -- California Optionees. In the event of termination of a California Optionee's Continuous Status as an Employee or Consultant with the Company (for any reason and regardless of any appropriate court finding such termination unfair or irregular on any basis whatsoever), but not in the event of a California Optionee's change of status from Employee to Consultant (in which case such Employee's Incentive Stock Option shall automatically convert to a Nonstatutory Stock Option on the date three (3) months and one (1) day from the date of such change of status) or from Consultant to Employee, such Optionee may, but only within such period of time as is determined by the Administrator, of at least thirty (30) days, with such determination in the case of an Incentive Stock Option not exceeding three
(3) months after the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the NOTICE OF STOCK OPTION GRANT), exercise his or her Option to the extent that Optionee was entitled to exercise it at the date of such termination. To the extent that the California Optionee was not entitled to exercise the Option at the date of such termination, or if the Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate, without the Optionee being entitled to any compensation for the loss of such Option or portion of Option.




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        (c) Termination of Employment or Consulting Relationship --
Non-California Optionees. In the event of (i) termination of an Non-California Optionee's Continuous Status as an Employee or Consultant with the Company (for any reason and regardless of any appropriate court finding such termination unfair or irregular on any basis whatsoever), but not in the event of an Non-California Optionee's change of status from Employee to Consultant (in which case an Employee's Incentive Stock Option shall automatically convert to a Nonstatutory Stock Option on the date three (3) months and one (1) day from the date of such change of status) or from Consultant to Employee, or (ii) a Non-California Employee being provided with notice of termination of employment (for any reason and regardless of any appropriate court finding the related termination unfair or irregular on any basis whatsoever), such non-California Optionee may, but only within thirty (30) days, (or such longer period as the Administrator may allow, with such determination in the case of an Incentive Stock Option not exceeding three (3) months after the date of a termination or employment, and in no event later than the expiration date of the term of such Option as set forth in the NOTICE OF STOCK OPTION GRANT) following the date of such termination of Continuous Status as an Employee or Consultant or provision of notice of termination of employment, exercise his or her Option to the extent that Optionee was entitled to exercise it upon the earlier of (i) the date of termination of Continuous Status as an Employee or Consultant, or (ii) the date upon which Optionee was provided with notice of termination of employment (the earlier of these dates is referred to herein as the "Vesting Cessation Date"). To the extent that such Optionee was not entitled to exercise the Option upon the Vesting Cessation Date, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate, without the Optionee being entitled to any compensation for the loss of such Option or portion of Option. A transfer of employment from any of the Company, its Parent or a Subsidiary shall not be considered to involve a notice of termination of employment.

        (d) Disability of Optionee. In the event of termination of an Optionee's consulting relationship or Continuous Status as an Employee as a result of his or her disability, Optionee may, but only within twelve (12) months from the date of such termination (and in no event later than the expiration date of the term of such Option as set forth in the NOTICE OF STOCK OPTION GRANT), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination; provided, however, that if such disability is not a "disability" as such term is defined in Section 22(e)(3) of the Code, in the case of an Incentive Stock Option such Incentive Stock Option shall automatically convert to a Nonstatutory Stock Option on the day three (3) months and one (1) day following such termination. To the extent that Optionee is not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

        (e) Death of Optionee. In the event of the death of an Optionee, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option at the date of death. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall immediately revert to the Plan. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

         (f) Rule 16b-3. Options granted to persons subject to Section 16(b) of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.




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      10. Non-Transferability of Options. Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

      11. Adjustments Upon Changes in Capitalization or Merger.

        (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

        (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify the Optionee at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Option will terminate immediately prior to the consummation of such proposed action.

        (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, the Optionee shall fully vest in and have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.




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      12. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Board. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

      13. Amendment and Termination of the Plan. To the extent permitted by law, the Board may, in its sole discretion, at any time amend, alter, suspend or discontinue the Plan or amend or alter Options granted thereunder in accordance with the Company's economic requirements or with statutory specifications without giving rise to any obligation to compensate the Optionee. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or with Sections 162(m) or 422 of the Code (or any other applicable law or regulation, including the requirements of the NASD or an established stock exchange), the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

      14. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

        As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

      15. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

      16. Agreements. Options shall be evidenced by written agreements in such form as the Administrator shall approve from time to time.

      17. Stockholder Approval. Continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such stockholder approval shall be obtained in the degree and manner required under applicable state and federal law and the rules of any stock exchange upon which the Common Stock is listed.

      18. Information to Optionees and Purchasers. The Company shall provide to each Optionee, not less frequently than annually, copies of annual financial statements. The Company shall also provide such statements to each individual who acquires Shares pursuant to the Plan while such individual owns such Shares. The Company shall not be required to provide such statements to key employees whose duties in connection with the Company assure their access to equivalent information.

                                    EXHIBIT A

                             CRYSTAL DECISIONS, INC.

                             1999 STOCK OPTION PLAN

                                 EXERCISE NOTICE

                                     FRANCE


Crystal Decisions, Inc.
Attn:  Stock Plan Administration
840 Cambie Street
Vancouver, BC
Canada V6B 4J2


      1. Exercise of Option. Effective as of today, _______________, 20 _____, the undersigned ("Optionee") hereby elects to exercise Optionee's option to purchase _____________ (number to exercise) shares of the Common Stock (the "Shares") of Crystal Decisions, Inc. (the "Company") under and pursuant to the 1999 Stock Option Plan, including all amendments thereto (the "Plan") and the
[ ] Incentive (ISO) [ ] Nonstatutory (NQ) Stock Option Notice of Grant dated (enter grant date) ______________, ______ (the "Notice of Grant").

      2. Representations of Optionee. Optionee acknowledges that Optionee has received, read and understood the Plan and the Notice of Grant and agrees to abide by their terms and conditions.

      3. Rights as Stockholder. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

      Optionee shall enjoy rights as a stockholder until such time as Optionee disposes of the Shares or the Company and/or its assignee(s) exercises the Right of First Refusal hereunder. Upon such exercise, Optionee shall have no further rights as a holder of the Shares so purchased except the right to receive payment for the Shares so purchased in accordance with the provisions of this Notice, and Optionee shall forthwith cause the certificate(s) evidencing the Shares so purchased to be surrendered to the Company for transfer or cancellation.

      4. Company's Right of First Refusal. Before any Shares held by Optionee or any transferee (either being sometimes referred to herein as the "Holder") may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section (the "Right of First Refusal").

            (a) Notice of Proposed Transfer. The Holder of the Shares shall deliver to the Company a written notice (the "Notice") stating: (i) the Holder's bona fide intention to sell or otherwise transfer such Shares;
      (ii) the name of each proposed Optionee or other transferee ("Proposed Transferee"); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares (the "Offered Price"), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).

            (b) Exercise of Right of First Refusal. At any time within thirty
      (30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.

            (c) Purchase Price. The purchase price ("Purchase Price") for the Shares purchased by the Company or its assignee(s) under this Section shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

            (d) Payment. Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within 30 days after receipt of the Notice or in the manner and at the times set forth in the Notice.

            (e) Holder's Right to Transfer. If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 120 days after the date of the Notice and provided further that any such sale or other transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Section shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

            (f) Exception for Certain Family Transfers. Anything to the contrary contained in this Section notwithstanding, the transfer of any or all of the Shares during the Optionee's lifetime or on the Optionee's death by will or intestacy to the Optionee's immediate family or a trust for the benefit of the Optionee's immediate family shall be exempt from the provisions of this Section. "Immediate Family" as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section, and there shall be no further transfer of such Shares except in accordance with the terms of this Section.

            (g) Termination of Right of First Refusal. The Right of First Refusal shall terminate as to any Shares 90 days after the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended.

      5. Transferability of the Shares.

            (a) Transfer or sale of the Shares is subject to restrictions on transfer imposed by any applicable state and federal securities laws. Any transferee shall hold such Shares subject to all the provisions hereof with respect to any Shares purchased by Optionee and shall acknowledge the same by signing a copy of this Exercise Notice.

      6. Ownership, Voting Rights, Duties. This Exercise Notice shall not affect in any way the ownership, voting rights or other rights or duties of Optionee, except as specifically provided herein.

      7. Legends. The share certificate evidencing the Shares issued hereunder shall be endorsed with the following legend (in addition to any legend required under applicable federal and state securities laws):

      8. Tax Consultation. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

      9. Restrictive Legends and Stop-Transfer Orders.

            (a) Legends. Optionee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

      THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COMPANY COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

      THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

        IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES.

      Optionee understands that transfer of the Shares may be restricted by
Section 260.141.11 of the Rules of the California Corporations Commissioner, a copy of which is attached to Exhibit B, the Investment Representation Statement.

            (b) Stop-Transfer Notices. Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

            (c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Notice or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any Optionee or other transferee to whom such Shares shall have been so transferred.

      10. Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

      11. Interpretation. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by Optionee or by the Company forthwith to the Company's Board of Directors or the committee thereof that administers the Plan, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Board or committee shall be final and binding on the Company and on Optionee.

      12. Governing Law; Severability. This Exercise Notice shall be governed by and construed in accordance with the laws of California excluding that body of law pertaining to conflicts of law. Should any provision of this Exercise Notice be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

      13. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

      14. Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Exercise Notice.

      15. Delivery of Payment. Optionee herewith delivers to the Company the full Exercise Price for the Shares.

      16. Entire Notice. The Plan and Notice of Grant are incorporated herein by reference. This Exercise Notice, the Plan, the Notice of Grant and the Investment Representation Statement constitute the entire information exchanged between the parties with respect to the subject matter hereof and supersede in their entirety all prior notices, undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may be modified unilaterally adversely by the Company.

Submitted By:   OPTIONEE


-------------------------------------------
(Print Name)



-------------------------------------------
Signature


----------------------------------------------------

----------------------------------------------------
(Address)

Work Phone:
           --------------------------------
Home Phone:
           --------------------------------
Email Address:
              -----------------------------

                                           (to be completed by the company)
                                           Accepted by:  Crystal Decisions, Inc.

                                           By:


                                           Its:
                                               ---------------------------------
                                           Crystal Decisions, Inc.
                                           Attn: Stock Plan Administration
                                           840 Cambie Street
                                           Vancouver, BC
                                           Canada V6B 4J2

                                    EXHIBIT B

                       INVESTMENT REPRESENTATION STATEMENT



OPTIONEE:
         -------------------------------------------------
COMPANY : CRYSTAL DECISIONS, INC.

SECURITY : COMMON STOCK

AMOUNT:
       ---------------------------------------------------
                       (number of shares)

DATE:
     ---------------------------------------------------------------------------



In connection with the purchase of the above-listed Securities, the undersigned Optionee represents to the Company the following:

               Optionee is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Optionee is acquiring these Securities for investment for Optionee's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

               Optionee understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company, a legend prohibiting their transfer without the consent of the Commissioner of Corporations of this state and any other legend required under applicable state securities laws.

               Optionee understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities without the consent of the Commissioner of Corporations of California. Optionee has read the applicable Commissioner's Rules with respect to such restriction, a copy of which is attached.


Signature of Optionee:

------------------------------------



Date:                          , 20
     --------------------------    ----

                                  ATTACHMENT 1

              STATE OF CALIFORNIA - CALIFORNIA ADMINISTRATIVE CODE

         Title 10. Investment - Chapter 3. Commissioner of Corporations

        260.141.11: Restriction on Transfer.

        (a) The issuer of any security upon which a restriction on transfer has been imposed pursuant to Sections 260.102.6, 260.141.10 or 260.534 shall cause a copy of this section to be delivered to each issuee or transferee of such security at the time the certificate evidencing the security is delivered to the issuee or transferee.

        (b) It is unlawful for the holder of any such security to consummate a sale or transfer of such security, or any interest therein, without the prior written consent of the Commissioner (until this condition is removed pursuant to Section 260.141.12 of these rules), except:

            (1) to the issuer;

            (2) pursuant to the order or process of any court;

            (3) to any person described in Subdivision (i) of Section 25102 of the Code or Section 260.105.14 of these rules;

            (4) to the transferor's ancestors, descendants or spouse, or any custodian or trustee for the account of the transferor or the transferor's ancestors, descendants, or spouse; or to a transferee by a trustee or custodian for the account of the transferee or the transferee's ancestors, descendants or spouse;

            (5) to holders of securities of the same class of the same issuer;

            (6) by way of gift or donation inter vivos or on death;

            (7) by or through a broker-dealer licensed under the Code (either acting as such or as a finder) to a resident of a foreign state, territory or country who is neither domiciled in this state to the knowledge of the broker-dealer, nor actually present in this state if the sale of such securities is not in violation of any securities law of the foreign state, territory or country concerned;

            (8) to a broker-dealer licensed under the Code in a principal transaction, or as an underwriter or member of an underwriting syndicate or selling group;

            (9) if the interest sold or transferred is a pledge or other lien given by the Optionee to the seller upon a sale of the security for which the Commissioner's written consent is obtained or under this rule not required;

            (10) by way of a sale qualified under Sections 25111, 25112, 25113 or 25121 of the Code, of the securities to be transferred, provided that no order under Section 25140 or subdivision (a) of Section 25143 is in effect with respect to such qualification;

            (11) by a corporation to a wholly owned subsidiary of such corporation, or by a wholly owned subsidiary of a corporation to such corporation;

            (12) by way of an exchange qualified under Section 25111, 25112 or 25113 of the Code, provided that no order under Section 25140 or subdivision (a) of Section 25143 is in effect with respect to such quali fication;

            (13) between residents of foreign states, territories or countries who are neither domiciled nor actually present in this state;

            (14) to the State Controller pursuant to the Unclaimed Property Law or to the administrator of the unclaimed property law of another state; or

            (15) by the State Controller pursuant to the Unclaimed Property Law or by the administrator of the unclaimed property law of another state if, in either such case, such person (i) discloses to potential Optionees at the sale that transfer of the securities is restricted under this rule,
      (ii) delivers to each Optionee a copy of this rule, and (iii) advises the Commissioner of the name of each Optionee;

            (16) by a trustee to a successor trustee when such transfer does not involve a change in the beneficial ownership of the securities;

            (17) by way of an offer and sale of outstanding securities in an issuer transaction that is subject to the qualification requirement of
      Section 25110 of the Code but exempt from that qualification requirement by subdivision (f) of Section 25102; provided that any such transfer is on the condition that any certificate evidencing the security issued to such transferee shall contain the legend required by this section.

      (c) The certificates representing all such securities subject to such a restriction on transfer, whether upon initial issuance or upon any transfer thereof, shall bear on their face a legend, prominently stamped or printed thereon in capital letters of not less than 10-point size, reading as follows:

"IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES."

                              OPTION -NOTIFICATION
                                 FRANCE EMPLOYEE


DATE:

RE: Notice of Stock Option Grant -- Approved on

Dear Crystal Decisions Team Member:

Congratulations!

Please find below the stock option grant awarded to you by the Crystal Decisions Inc. Board of Directors under the French Subplan of the 1999 Stock Option Plan, as amended on August 13, 2001.

        You have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Notification, as follows:

            Grant Number

            Date of Grant

            Vesting Commencement

            Exercise Price per Share

            Total Number of Shares Granted

            Total Exercise Price

            Type of Option: ___Incentive Stock Option ___Nonstatutory
                            Stock Option

            Term/Expiration Date

Vesting Schedule :

You may exercise this Option, in whole or in part, according to the following vesting schedule:

25% of the Shares subject to the Option shall vest in the first year on the anniversary of the Vesting Commencement Date. Thereafter 1/48th of the Shares subject to the Option shall vest each month on the same day of the month as the Vesting Commencement Date so that all Options will be vested at the end of the 48th month after the Vesting Commencement Date.


Sale of Shares Obtained by Exercise of this Option :

Shares obtained by exercise of this Option cannot be sold until four years after [GRANT DATE].

We have also enclosed the 1999 Stock Option Plan document and Exhibits A and B which you may keep for your file and which are all provided to you in both English and French languages. Please note that the plan has been amended more clearly to express the Company's intent that options will cease vesting on the date of notification of the employee's employment termination, whether such termination is at the employee's or employer's initiative or whether such termination by the employer is for cause or not. It has also been amended to clarify that options will cease vesting on the 31st day of certain types of Leave of Absence and recommence upon the employee's return.

You acknowledge that the changes enclosed in the 1999 Stock Option Plan document apply retroactively to your previous grants as well as to the present grant.

The Exhibits are the forms required to exercise the option when your option vests and you elect to exercise in the future. These forms will be posted on MILO in soft copy so that you will also be able to access them there.

--------------------------------------------------------------------------------
Please complete the information below and return it with your original signature to:
        Crystal Decisions
        Attn: Leah Lambert
        840 Cambie Street
        Vancouver, BC Canada
        V6B 4J2
--------------------------------------------------------------------------------

        THE DEADLINE TO RETURN THIS NOTE DULY EXECUTED ALONG WITH THE REQUESTED INFORMATION IS __________. Please help us collect this signed document by the deadline. It is recommended that you keep a copy of this signed document for your records -- it contains important information about your vesting and share price.

                                                   *



                                                  * *



        OPTIONEE ACKNOWLEDGES THAT THE VESTING OF SHARES PURSUANT TO THE OPTION HEREOF IS EARNED ONLY BY CONTINUING EMPLOYMENT OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES THAT NOTHING IN THIS NOTIFICATION, NOR IN THE COMPANY'S STOCK OPTION PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT OR CONSULTANCY BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S EMPLOYMENT OR CONSULTANCY AT ANY TIME, WITH OR WITHOUT CAUSE.

        Optionee's acknowledges receipt of a copy of this note, of the Plan (in both English and French languages), along with Exhibits A & B (in both English and French languages ) and of the French subplan (in French annexed in page 4 of this note) and represents that Optionee is familiar with the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby acknowledges that all decisions or interpretations of the Administrator upon any question arising under the Plan or this Option are binding, conclusive and final. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

        For any query, please contact:


--------------------------------------------------------------------------------
        Stock Plan Administration
        Leah Lambert
        840 Cambie Street
        Vancouver, BC Canada
        V6B 4J2
--------------------------------------------------------------------------------






Dated :
        --------------------------------------------------------
                                           Optionee (Print Name)

        --------------------------------           -----------------------------
        Social Security (U.S. Only)                 Optionee Signature

        Email address:
                        ---------------------------------
        Employee ID:
                      -------------------           ----------------------------
        Work Home:
                    --------------------            ----------------------------
        Home Phone:
                     --------------------           ----------------------------

                                                    ----------------------------
                                                    Mailing Address (Residence)
                                                    Please print clearly





                                          CRYSTAL DECISIONS, INC.,
                                          a Delaware corporation


                                          /s/ GREGORY KERFOOT


        By:                               President and Chief Executive Officer,

               EXHIBIT TO THE CRYSTAL DECISIONS STOCK OPTIONS PLAN

                  SUBPLAN FOR BENEFICIARIES RESIDING IN FRANCE





The purpose of this exhibit to the Plan is to set out the terms and conditions defining the rights and obligations of both the Company and the employees of Crystal Decisions who are deemed to French tax residents and who may benefit from time to time from the stock options granted by the Company in compliance with the applicable French legal and tax provisions and the general terms and conditions of the Plan.


ARTICLE 1 -         RIGHTS ATTACHED TO THE EXERCISE OF STOCK OPTIONS

The shares resulting from exercise of stock options shall be recorded in a register of nominative shares in the name of the beneficiary.


ARTICLE 2 -                      UNAVAILABILITY PERIOD

Each beneficiary of the offer, once the stock options have been granted and subject to the terms of article 9 (a) of the [August 2001 Amended SOP], may only sell the underlying shares following the expiration of a prohibition period for the such sale, called the unavailability period.

This unavailability period is set at 4 years as from the date of grant of the stock options.


ARTICLE 3 -                          HOLDING PERIOD

Upon expiration of the unavailability period referred to in article 2 hereof, the beneficiary of stock options may, in order to benefit from lower taxation on capital gains from acquisitions over 152,449.01 euros, keep his or her shares for a further period of 2 years, called the holding period, before disposing of them.